Exhibit (d)(8)

SCHEDULE A

TO PROFUNDS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

DATED AS OF JANUARY 1, 2004 AND AMENDED AS OF MARCH 10, 2005

Effective January 1, 2006 — December 31, 2006

PROFUNDS:

	Expense Limit
Fund	Investor Class	Service Class
Banks UltraSector ProFund	1.58%	2.58%
Basic Materials UltraSector ProFund	1.58%	2.58%
Bear ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.58%	2.58%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.58%	2.58%
Consumer Services UltraSector ProFund	1.58%	2.58%
UltraEmerging Markets ProFund[1]	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
Falling U.S. Dollar ProFund	1.95%	2.95%
Financials UltraSector ProFund	1.58%	2.58%
Health Care UltraSector ProFund	1.58%	2.58%
Industrials UltraSector ProFund	1.58%	2.58%
International ProFund[1]	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.95%	2.95%
Mid-Cap ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mobile Telecommunications UltraSector ProFund	1.95%	2.95%
Oil & Gas UltraSector ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.58%	2.58%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.58%	2.58%
Rising Rates Opportunity 10 ProFund	1.58%	2.58%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
UltraShort Emerging Markets ProFund[1]	1.95%	2.95%
Short International ProFund[1]	1.95%	2.95%
Short Japan ProFund[1]
Short Oil & Gas ProFund	1.95%	2.95%
Short OTC ProFund	1.95%	2.95%
Short Precious Metals ProFund	1.95%	2.95%
Short Real Estate ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short Utilities ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%

	Expense Limit
Fund	Investor Class	Service Class
Small-Cap ProFund	1.95%	2.95%
Small-Cap Value ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.58%	2.58%
Telecommunications UltraSector ProFund	1.58%	2.58%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.95%	2.95%
UltraInternational ProFund[1]	1.95%	2.95%
UltraJapan ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraOTC ProFund	1.95%	2.95%
UltraShort Dow 30 ProFund	1.58%	2.58%
UltraShort International ProFund[1]	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.58%	2.58%
UltraShort OTC ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraSmall-Cap ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%

PROFUNDS VP:

Fund Name	Expense Limit
ProFund VP Asia 30	1.98%
ProFund VP Banks	1.98%
ProFund VP Basic Materials	1.98%
ProFund VP Bear	1.98%
ProFund VP Biotechnology	1.98%
ProFund VP Bull	1.98%
ProFund VP Consumer Goods	1.98%
ProFund VP Consumer Services	1.98%
ProFund VP Europe 30	1.98%
ProFund VP Emerging Markets[1]	1.98%
ProFund VP Falling U.S. Dollar	1.98%
ProFund VP Financials	1.98%
ProFund VP Health Care	1.98%
ProFund VP Industrials	1.98%
ProFund VP International[1]	1.98%
ProFund VP Internet	1.98%
ProFund VP Japan	1.98%
ProFund VP Large-Cap Growth	1.98%
ProFund VP Large-Cap Value	1.98%
ProFund VP Mid-Cap Growth	1.98%
ProFund VP Mid-Cap Value	1.98%
ProFund VP Mobile Telecommunications	1.98%
ProFund VP Money Market	1.35%
ProFund VP Natural Resources	1.98%
ProFund VP Oil & Gas	1.98%
ProFund VP OTC	1.98%
ProFund VP Pharmaceuticals	1.98%

Fund Name	Expense Limit
ProFund VP Precious Metals	1.98%
ProFund VP Real Estate	1.98%
ProFund VP Rising Rates Opportunity	1.78%
ProFund VP Rising U.S. Dollar	1.98%
ProFund VP Semiconductor	1.98%
ProFund VP Short Emerging Markets[1]	1.98%
ProFund VP Short International[1]	1.98%
ProFund VP Short Japan[1]	1.98%
ProFund VP Short Mid-Cap	1.98%
ProFund VP Short OTC	1.98%
ProFund VP Short Small-Cap	1.98%
ProFund VP Small-Cap	1.98%
ProFund VP Small-Cap Growth	1.98%
ProFund VP Small-Cap Value	1.98%
ProFund VP Technology	1.98%
ProFund VP U.S. Government Plus	1.73%
ProFund VP UltraBull	1.98%
ProFund VP UltraInternational[1]	1.98%
ProFund VP UltraMid-Cap	1.98%
ProFund VP UltraOTC	1.98%
ProFund VP UltraSmall-Cap	1.98%
ProFund VP Utilities	1.98%
ProFund VP UltraShort International[1]	1.98%

[1]	Effective March 14, 2006